                                   Exhibit K-2

                         Generating Plants in Operation


                                                                        Total                             AES
                                                                       Capacity         AES               Net          Regulatory
Company                                    Location                      (MW)        Interest (%)       Equity (MW)      Status

AES Alamitos                               USA (California)              2,083         100%             2,083             EWG
AES Barry                                  United Kingdom (Wales)          230         100%               230             FUCO
AES Bayano                                 Panama                          150          49%                74             FUCO
AES Beaver Valley                          USA (Pennsylvania)              125         100%               125             QF
AES Belfast West                           Northern Ireland                120          92%               110             FUCO
AES Borsod                                 Hungary                         171         100%               171             FUCO
AES Cabra Corral                           Argentina                       102          98%               100             FUCO
AES Cayuga                                 USA (New York)                  306         100%               306             EWG
AES Chiriqui - La Estrella                 Panama                           42          49%                21             FUCO
AES Chiriqui - Los Valles                  Panama                           48          49%                24             FUCO
AES Chongquing Nanchuan                    China                            50          70%                35             FUCO
AES CILCO (3 plants)                       USA (Illinois)                1,157         100%             1,157             EWG
AES Deepwater                              USA (Texas)                     143         100%               143             QF
AES Drax                                   United Kingdom (England)      4,065         100%             4,065             FUCO
AES Ekibastuz                              Kazakhstan                    4,000         100%             4,000             FUCO
AES El Tunal                               Argentina                        10          98%                10             FUCO
AES Elsta                                  Netherlands                     405          50%               203             FUCO
AES Gardabani                              Georgia                         600         100%               600             FUCO
AES Greenidge                              USA (New York)                  161         100%               161             EWG
AES Hawaii                                 USA (Hawaii)                    180         100%               180             QF
AES Hefei                                  China                            39          70%                27             FUCO
AES Hefei                                  China                            76          70%                53             FUCO
AES Hickling                               USA (New York)                   85         100%                85             EWG
AES Huntington Beach                       USA (California)                563         100%               563             EWG
AES Indian Queens                          United Kingdom (England)        140         100%               140             EWG
AES Jeeralang                              Australia                       466         100%               466             FUCO
AES Jennison                               USA (New York)                   71         100%                71             EWG
AES Jiaozuo                                China                           250          70%               175             FUCO
AES Khrami I                               Georgia                         113         100%               113             FUCO
AES Khrami II                              Georgia                         110         100%               110             FUCO
AES Kilroot                                Northern Ireland                520          92%               478             FUCO
AES Kingston                               Canada                          110          50%                55             FUCO
AES Lal Pir                                Pakistan                        351          90%               316             FUCO
AES Leninogorsk TETS                       Kazakhstan                      418         100%               418             FUCO
AES Los Mina                               Dominican Republic              210         100%               210             FUCO
AES Mt. Stuart                             Australia                       288         100%               288             FUCO
AES PakGen                                 Pakistan                        344          90%               310             FUCO
AES Panama                                 Panama                           37          49%                18             FUCO
AES Placerita                              USA (California)                120         100%               120             QF
AES Quebrada                               Argentina                        45         100%                45             FUCO
AES Redondo Beach                          USA (California)              1,310         100%             1,310             EWG
AES San Nicolas                            Argentina                       650          69%               449             FUCO
AES Sarmiento                              Argentina                        33          98%                32             FUCO
AES Semipalatinsk TETS                     Kazakhstan                      510         100%               510             FUCO
AES Shady Point                            USA (Oklahoma)                  320         100%               320             QF
AES Shulbinsk GES                          Kazakhstan                      702         100%               702             FUCO
AES Sogrinsk TETS                          Kazakhstan                      349         100%               349             FUCO
AES Somerset                               USA (New York)                  675         100%               675             EWG
AES Thames                                 USA (Connecticut)               181         100%               181             QF
AES Tisza II                               Hungary                         860         100%               860             FUCO
AES Tiszapalkonya                          Hungary                         250         100%               250             FUCO
AES Ullum                                  Argentina                        45          98%                44             FUCO
AES Uruguaiana                             Brazil                          150         100%               150             FUCO
AES Ust-Kamenogorsk GES                    Kazakhstan                      331         100%               331             FUCO
AES Ust-Kamenogorsk TETS                   Kazakhstan                    1,464         100%             1,464             FUCO
AES Warrior Run                            USA (Maryland)                  180         100%               180             QF
AES Westover                               USA (New York)                  126         100%               126             EWG
AES Xiangci - Cili                         China                            26          51%                13             FUCO
AES Yarra                                  Australia                       500         100%               500             FUCO
CEMIG (37 plants)                          Brazil                        5,668           9%               510             FUCO
Chengdu Lotus City                         China                            48          35%                17             FUCO
EDC (7 plants)                             Venezuela                     2,265          81%             1,835             FUCO
Fontes Nova - Light                        Brazil                          144          17%                24             FUCO
Ilha dos Pombos - Light                    Brazil                          164          17%                28             FUCO
Medway                                     United Kingdom (England)        688          25%               172             FUCO
Nilo Pecanha - Light                       Brazil                          380          17%                65             FUCO
OPGC                                       India                           420          49%               206             FUCO
Pereira Passos - Light                     Brazil                          100          17%                17             FUCO
Tiete (10 plants)                          Brazil                        2,650          43%             1,140             FUCO
Wuhu                                       China                           250          25%                63             FUCO
Yangchun                                   China                            15          25%                 4             FUCO

Distribution Companies in Operation

                                                                               Regulatory
Company                                             Location                     Status

AES CILCO                                           USA                           PUC
AES CLESA                                           El Salvador                   FUCO
AES EDE Este                                        Dominican Republic            FUCO
AES Edelap                                          Argentina                     FUCO
AES Eden                                            Argentina                     FUCO
AES Edes                                            Argentina                     FUCO
AES Sul                                             Brazil                        FUCO
AES Telasi                                          Georgia                       FUCO
CAESS, EEO & DEUSEM                                 El Salvador                   FUCO
Cemig                                               Brazil                        FUCO
CESCO                                               India                         FUCO
East Kazakhastan & Semipalatensk                    Kazakhstan                    FUCO
EDC                                                 Venezuela                     FUCO
Eletropaulo/Metropolitana                           Brazil                        FUCO
Light                                               Brazil                        FUCO


Heat Distribution Companies

                                                                               Regulatory
Company                                             Location                     Status

AES Irtysh Power & Light                            Kazakhstan                    FUCO
AES Sogrinsk TETS                                   Kazakhstan                    FUCO
AES Leninogorsk TETS                                Kazakhstan                    FUCO
AES Semipalatinsk TETS                              Kazakhstan                    FUCO


Gas Distribution Companies

                                                                               Regulatory
Company                                             Location                     Status

AES CilCorp - Gas                                   USA                           PUC